Exhibit 10.116

HALO TECHNOLOGY HOLDINGS

Subscription Agreement

______, 2006

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Subscription Agreement

HALO Technology Holdings
Attention: Ernest Mysogland
200 Railroad Avenue
Greenwich, CT 06830

Re: Subscription for Convertible Promissory Notes

Gentlemen:

This Subscription Agreement (this “Agreement”) sets forth the terms and conditions under which the undersigned investor (an “Investor,” and collectively with other investors, the “Investors”) agrees to purchase Convertible Notes (the “Notes”) to be issued under the terms and conditions hereof by WARP Technology Holdings, Inc., a Nevada corporation operating under the name Halo Technology Holdings (“HALO” or the “Company”). The Notes are convertible into (i) shares (the “Shares”) of the Company’s Common Stock par value $.00001 per share (the “Common Stock”) to be issued under the terms and conditions hereof by the Company and (ii) warrants (the “Warrants”) to acquire shares of Common Stock to be issued under the terms and conditions hereof by the Company. The shares of Common Stock for which the Warrants are exercisable, are sometimes referred to herein as the “Conversion Shares.” The Notes, the Shares, the Warrants and the Conversion Shares are referred to collectively as the “Securities.”

The undersigned Investor understands that the Company is offering (the “Offering”) for sale up to $10,000,000 of Notes, Series E Preferred Stock and/or common stock at a purchase price of $1.25 per share together with warrants. The undersigned understands that the Notes will have the rights as set forth in the form of Note attached thereto. The undersigned understands that, when issued, the Shares have the rights, privileges and preferences as set forth in the Company’s Articles of Incorporation as may be amended from time to time (the “Articles”), and the Nevada Revised Statutes, as may be amended from time to time. The undersigned understands that the Warrants, when issued will have the rights, privileges and preferences as set forth in the form of Warrant attached thereto. The undersigned further understands that the offering is being made without registration of any of the Securities under the Securities Act of 1933, as amended (the “Securities Act”) or otherwise, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

1. Subscription. Subject to the terms and conditions hereof, the undersigned hereby subscribes for, and agrees to purchase, that amount of Notes set forth in Appendix A hereto, the purchase price for which is payable as described in Section 4 hereof. The undersigned acknowledges that the Shares, the Warrants and the Conversion Shares, if issued by the Company, will be subject to restrictions on transfer as further set forth in this Agreement.

2. Acceptance of Subscription and Issuance of Shares. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof. Subscriptions need not be accepted in the order received, and the Notes may be allocated among subscribers. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”). The undersigned Investor may revoke this subscription, in its sole discretion, upon written notice to the Company, at any time prior to the receipt by it of the Company’s acceptance. Upon such a revocation, the Company shall immediately return the purchase price to the Investor (if any had been paid to the Company by the Investor).

3. The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of the Company, at 10:00 a.m. on      —, 2006 or at such other time and place as the Company shall designate by notice to the undersigned.

4. Payment of the Purchase Price. Payment for the Notes shall be received by the Company from the undersigned by wire transfer of immediately available funds at or prior to the Closing, in an amount as set forth in the Signature Page to this Agreement (Appendix A hereto). The Company shall deliver, or cause to be delivered, the Notes to the undersigned promptly upon completion of the Closing.

5. Representations, Warranties and Covenants of the Undersigned. The undersigned Investor hereby represents and warrants to and covenants with the Company and each officer, director, representative and agent of the Company that:

(a) In General:

(i) The undersigned Investor has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder.

(ii) The undersigned Investor is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as an agent or otherwise for any other person.

(b) Information Concerning the Company:

(i) The undersigned Investor has not been furnished any offering literature other than this Agreement and the Exhibits thereto and has relied only on the information contained therein, and in the Company Reports.

(ii) The undersigned Investor understands that, unless the undersigned Investor notifies the Company in writing to the contrary at or before the Closing, all the undersigned’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned Investor.

(iv) The undersigned Investor understands that the purchase of the Securities involves various and substantial risks, including those outlined in the Company Reports and in this Agreement.

(v) The undersigned Investor understands that no federal or state agency has passed upon the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(vi) The undersigned Investor understands that estimates and projections like those contained in the Company Reports, by their nature, involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such projections or goals will be attained; and that the projections and estimates contained in the Company Reports should not be relied upon as a promise or representation of the future performance of the Company.

(c) Status of Undersigned:

(i) The undersigned Investor has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits and risks of an investment in the Securities. To the extent necessary, the undersigned Investor has retained, at the undersigned’s own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Securities.

(ii) The undersigned Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D (“Regulation D”)under the Securities Act. The undersigned Investor agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Securities. The undersigned Investor represents that the undersigned Investor has completed the Accredited Investor Certificate contained in Appendix B and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof.

(d) Restrictions on Transfer or Sale of Securities:

(i) The undersigned Investor is acquiring the Securities, solely for his, her or its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of any of the Securities. The undersigned Investor understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Agreement. The undersigned Investor understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The undersigned Investor understands that the Securities are and will be “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the SEC provide in substance that the undersigned Investor may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned Investor understands that the Company has no obligation or intention to register any of the Shares or the Conversion Shares (except for the registration rights granted hereunder), or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned Investor understands that under the SEC’s rules, the undersigned Investor may dispose of the Securities principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned Investor. As a consequence, the undersigned Investor understands that he, she or it must bear the economic risks of the investment in the Securities for an indefinite period of time.

(iii) Intentionally omitted.

(iv) The undersigned Investor has not offered or sold any portion of the Securities purchased hereunder and has no present intention of dividing any such Securities with others or of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

(v) The undersigned Investor acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general advertising, such as media advertising or seminars.

(vi) The undersigned Investor acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering and to return the previously paid purchase price of the Securities without interest thereon, to the respective subscribers.

(vii) The undersigned Investor has not used any person as a “Purchaser Representative” within the meaning of Regulation D to represent it in determining whether it should purchase the Securities.

6. Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned Investor to purchase and pay for the amount of Securities specified herein and of the Company to sell the amount of Securities are subject to the satisfaction at or prior to the Closing of the following respective conditions precedent:

(a) With respect to the Company’s obligations to close, the representation and warranties of the undersigned contained in Section 5 hereof, shall be true and correct on and as of the Closing in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing;

(b) No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced and no investigation by any governmental authority shall have been threatened against the Company, or any of the officers or directors of the Company, seeking to restrain, prevent or change the transactions contemplated by this Agreement or any related agreement or seeking damages in connection with such transactions.

7. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investor:

(a) Organization and Qualification. Each of the Company and its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry an its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement and no action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened (“Proceeding”) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the Offering. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, other than the Required Approvals (as defined below). This Agreement, when executed and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other’ equitable remedies.

(c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Offering do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others, any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiaries’ debt or otherwise) or other understanding to which the Company or either of the Subsidiaries is a party or by which any property or asset of the Company or its Subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company or either of the Subsidiaries is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or either of the Subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate (a) adversely affect the legality, validity or enforceability of the Offering, (b) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (c) adversely impair the Company’s ability to perform fully on a timely basis its obligations Under this Agreement (any of (a), (b) or (c), a “Material Adverse Effect”).

(d) Filings, Consents and Approvals. Neither the Company nor the Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than: (i) the filing with the SEC of the Registration Statement, (ii) the filing with the SEC of a Form D pursuant to SEC Regulation D, and (iii) applicable Blue Sky filings (collectively, the “Required Approvals”).

(e) Issuance of the Securities. The Securities offered hereunder and each component or underlying security, are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, and not subject to any preemptive rights. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock required for issuance of the Shares and the Conversion Shares.

(f) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is as set forth in the Company Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the Offering Except for options and shares of capital stock issued or issuable under the Company’s stock option plan or disclosed in the Company Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person or entity any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or either of the Subsidiaries is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in the Company Reports, the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than pursuant to this Offering) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities and the Conversion Shares. Except as set forth in the Company Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. The authorized capital stock of Company consists of 200,000,000 shares of Company capital stock, of which 150,000,000 are designated as Common Stock, par value $0.00001 per share and of which 50,000,000 are designated as preferred shares, par value $0.00001 per share (“Company Preferred Shares”). As of the date hereof, there are (x)      Company Common Stock issued and outstanding, (y) 7,045,454 shares of the Company’s Series D Preferred Stock issued and outstanding, and (z) 13,802,837 shares of the Company’s Series C Preferred Stock issued and outstanding.

(g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (“Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) in accordance with the time requirements of the Securities Act and the Exchange Act. As of their respective dates, the Company Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the Company Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has advised Investor that a correct and complete copy of each of the Company Reports (together with all exhibits and schedules thereto and as amended to date) is available at http://www.sec.gov, a website maintained by the SEC where Investor may view the Company Reports. The financial statements of the Company included in the Company Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of’ filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

(h) Material Changes. Except as disclosed in the Company Reports, since the date of the latest audited financial statements included in the Company Reports: (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in the Company Reports (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders except in the ordinary course of business consistent with prior practice, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock except consistent with prior practice or pursuant to existing Company stock option or similar plans, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or similar plans.

(i) Litigation. Except as disclosed in the Company Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, the Subsidiaries or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of a breach of fiduciary duty. The Company does not have pending before the SEC any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiaries under the Exchange Act or the Securities Act.

(j) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case under (i), (ii) and (iii) as could not have a Material Adverse Effect.

(k) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as currently conducted and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

(l) Transactions with Affiliates and Employees. Except as disclosed in the Company Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(m) Internal Accounting Controls. Each of the Company and the Subsidiaries is in material compliance with all provisions of the Sarbanes Oxley Act of 2002 which are presently applicable to it.

(n) Private Placement. Assuming the accuracy of the undersigned Investor’s representations and warranties set forth in Section 5, and such representations and warranties given by other Investors in this Offering, no registration under the Securities Act is required for the offer, and sale of the Securities by the Company to the Investors as contemplated hereby.

(o) Solvency. Based on the financial condition of the Company as of each Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business far the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they nature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(p) Cash Flow and EBITDA. Based on the financial condition of the Company as of the date hereof after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, and based on the financial information available to the Company regarding the period ending December 31, 2006, which information is not, as of the date hereof, sufficient to complete the Company’s Quarterly Report for the three months ending December 31, 2006 on Form 10-QSB, the Company reasonably anticipates that it will be in compliance with the financial covenants made by the Company under that certain Credit Agreement dated August 2, 2005 between the Company, the Subsidiaries of the Company listed in Schedule 1 thereto, Fortress Credit Corp., as amended (the “Credit Agreement”) with respect to such three month period.

8. Obligations Irrevocable. Except if the undersigned Investor has revoked this subscription as provided in Section 2, the obligations of the undersigned Investor hereunder to purchase the Securities shall be irrevocable, except with the consent of the Company; provided, however, if the Closing has not occurred within thirty (30) days after the date that the undersigned Investor has executed and delivered this Agreement, the undersigned Investor may, upon written notice to the Company, revoke this Agreement. Upon such a revocation, the Company shall immediately return the purchase price to the Investor (if any had been paid to the Company by the Investor).

9. Specific Performance. The undersigned Investor acknowledges and agrees that in the event of any breach of this Agreement, the Company would be irreparably harmed and could not be made whole by monetary damages. The undersigned Investor accordingly agrees to waive the defense in any action for injunction or specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or to compel specific performance of this Agreement.

10. Brokers and Finders. The undersigned Investor represents that no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor.

11.  Registration Rights. For a period of two (2) years from the date of the Closing, the Investors shall have registration rights for the Shares and Conversion Shares (together, the “Registrable Shares”) as follows:

(a) Registration of Common Stock. The Company undertakes to register the Registrable Shares and the common stock underlying the Warrants via a suitable registration pursuant to the rights set forth in this Section 11, provided that if a Registration Statement (as defined below) covering the Registrable Shares has not been declared effective no later than 180 days from such closing, the holders shall receive a number of Shares equal to 1.5% of the number of Shares received upon conversion of the Notes purchased pursuant hereto for each 30 days thereafter during which the Registrable Shares have not been registered, subject to a maximum penalty of 9% of the number of Shares received upon conversion of the Notes purchased pursuant hereto.

(b) Piggyback Registration. Whenever the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of any of the Registrable Shares, the Company shall give prompt written notice to the undersigned Investor of its intention to effect such a registration and, subject to the terms of paragraphs (c) and (d) hereof, shall include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein (“Piggyback Registration”) within 10 days after the receipt of the Company’s notice.

(c) Priority on Primary Registrations. If a registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the shares requested to be included pursuant to that certain Investors’ Agreement entered into the 31st day of January, 2005 by and among the Company and the persons listed on Exhibit A thereto (the “Series C Agreement”) and/or pursuant to that certain Investor’s Agreement is entered into the 26th day of October, 2005 by and among the Company and Platinum Equity, LLC (the “Series D Agreement”) (iii) third, the Registrable Shares requested to be included in such registration, pro rata among the Investors on the basis of the number of shares requested to be included therein by each such Investor, and (iv) fourth, other securities requested to be included in such registration pro rata among the holders thereof on the basis of the number of shares requested to be included therein.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the shares requested to be included pursuant to the Series C Agreement and/or pursuant to the Series D Agreement, (iii) third, the Registrable Shares requested to be included in such registration, pro rata among the Investors on the basis of the number of shares requested to be included therein by each such Investor, and (iv) fourth, other securities requested to be included in such registration pro rata among the holders thereof on the basis of the number of shares requested to be included therein.

(e) Applicability. Piggyback Registration rights shall not apply to the registration statements filed pursuant to the Series C Agreement, the Series D Agreement or the Subscription Agreement concerning Series E Stock and related warrants sold prior to the date hereof (unless the Company obtains the consent of the investors in the Series E Stock, which consent the Company shall use its commercially reasonable efforts to obtain), the registration statement on Form S-4 with respect to shares to be issued to InfoNow Corporation shareholders under the Company’s agreements with InfoNow, and any other registration statements on Form S-4 or Form S-8.

Registration rights provisions with respect to shares of Series E Preferred Stock and related warrants sold after the date hereof shall not, without the Investors prior written consent, contain a provision restricting the Company’s ability to register the Registrable Shares on the same registration statement used to register shares of common stock issuable upon conversion or exchange of such Series E Preferred Stock and upon exercise of the warrants issued in connection therewith.

(f) Effectiveness Period. The Company will maintain the Registration Statement or post-effective amendment filed under the terms of this Agreement effective under the Securities Act until the earlier of (i) the date that all of the Registrable Shares have been sold pursuant to such Registration Statement, (ii) all Registrable Shares have been otherwise transferred to Persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iii) all Registrable Shares may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor (the “Effectiveness Period”).

(g) Fees and Expenses. All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement, in making filings with NASD or NASDR (including, without limitation, pursuant to NASD Rule 2710), and in complying with applicable federal securities and Blue Sky laws (including, without limitation, all attorneys’ fees of the Company) shall be borne by the Company. The Investor shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Shares being registered and the fees and expenses of their counsel. The Company shall use its reasonable best efforts to qualify any of the Securities for sale in such states as any Investor reasonably designates and shall furnish indemnification. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply each of the Investors with one unbound copy of the applicable Registration Statement and any prospectus included therein and other related documents.

(h) Certificates and Legends. Certificates evidencing the Registrable Shares shall not contain any legend: (i) while a Registration Statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Registrable Shares pursuant to Rule 144, or (iii) if such Registrable Shares are eligible for legend removal under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC); provided, however, in connection with the issuance of the Shares and Conversion Shares, Investor hereby agrees to adhere to and abide by all prospectus delivery requirements under the Securities Act and rules and regulations of the SEC. The Company shall instruct its transfer agent (or, if required by transfer agent, cause an attorney to issue a legal opinion to such transfer agent) promptly after the effectiveness of the Registration Statement (in the case of item (i) herein) or upon request of the Investor (in the case of items (ii), (iii) or (iv) herein) to effect the removal of the legend hereunder. If all or any portion of a Warrant is converted or exercised at a time when there is an effective Registration Statement to cover the resale of the Conversion Shares, or if such Conversion Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Conversion Shares shall be issued free of all legends. The Company agrees that following the effectiveness of the Registration Statement or at such time as such legend is no longer required under this Section 11(h), it will, no later than five business days following the delivery by Investor to the Company’s transfer agent of a certificate representing Registrable Shares accompanied by appropriate stock power or other required documentation, as applicable, issued with a restrictive legend (such fifth Business Day, the "Legend Removal Date”), deliver or cause to be delivered to such Investor a certificate representing such shares that is free from all restrictive and other legends, in each case without charge to the Investor other than customary transfer fees which may be charged by the transfer agent or broker-dealer. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 11(h), except as may be required by or in compliance with the Securities Act or other applicable legal requirements.

(i) Rule 144 Information. At all times after one (1) year following the final closing of the Offering, the Company will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required far Investor to sell the Registrable Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such Person to sell such Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. In addition, the Investor shall be entitled to unlimited Piggyback Registration rights under Section 11(b) above.

(j) Registration Information. In the case of each registration effected by the Company pursuant to any section herein, the Company will keep each Investor advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

(i) Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to a disposition of all securities covered by such registration statement;

(ii) Notice. Notify the Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of shareholders, prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Investor, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing; provided, that, (i) for not more than forty-five (45) calendar days in any twelve (12) month period), and (ii) for any period during which the Company prepares and files with the SEC such audited financial statements, pro forma financial information, supplements, amendments and other information required in connection with the Company’s acquisition of significant assets or businesses, other fundamental changes otherwise as required by the Securities Act, SEC rules or otherwise, and until the SEC declares effective any registration statement, prospectus, supplement or amendment (each of (i) and (ii) an “Allowed Delay”), the prospectus made part of such registration statement may omit material information concerning the Company; provided further that the Company shall promptly (a) notify each Investor in writing of the existence of (but in no event, without the prior written consent of such Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) the omission of any material information giving rise to an Allowed Delay and (b) advise each Investor in writing to cease all sales under such registration statement until the termination of the Allowed Delay;

(iii) Stop Orders. Use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify Investor (and, in the event of an underwritten offering, the managing underwriter) of the issuance of such order and the resolution thereof;

(iv) NASD Filings. If NASD Rule 2710 requires any broker-dealer to make a filing prior to executing a sale of Registrable Shares by an Investor, make an Issuer Filing with the NASD Corporate Financing Department pursuant to NASD Rule 2710 and respond within five business days to any comments received from NASD in connection therewith;

(v) SEC Rules. Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC.

(k) Company Indemnity. To the extent Investor includes any Shares or Conversion Shares in a registration statement pursuant to the terms hereof, the Company will indemnify and hold harmless Investor, its directors and officers, and each Person, if any, who controls Investor within the meaning of the Securities Act, from and against, and will reimburse Investor, its directors and officers and each controlling Person with respect to, any and all loss, damage, liability, cost and expense to which Investor or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Investor or any such controlling Person in writing specifically for use in the preparation thereof.

(l) Investor Indemnity. To the extent Investor includes any Shares or Conversion Shares in a registration statement pursuant to the terms hereof, investor will indemnify and hold harmless the Company, its directors and officers and any controlling Person from and against, and will reimburse the Company, its directors and officers and any controlling Person with respect to, any and all loss, damage, liability, cost or expense to which the Company, its directors and officers or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in the preparation thereof and provided further, that the maximum amount that may be recovered from Investor shall be limited to the amount of proceeds received by Investor from the sale of such Registrable Shares.

(m) Limitation on Indemnity. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable hereunder to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the indemnifying patty would not have been liable for indemnification pursuant to the provisions hereof, (ii) no seller of securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of securities who was not guilty of such fraudulent misrepresentation, and (iii) the amount of the contribution together with any other payments made in respect of such loss, damage, liability or expense, by any seller of securities shall be limited to the net amount of proceeds received by such seller from the sale of such securities.

(n) Representations of Investors. The undersigned Investor hereby represents to and covenants with the Company that, during the period in which any registration statement (each a “Registration Statement”) effected pursuant to this Section 10 remains effective, such Investor will:

(i) not engage in any stabilization activity in connection with any of the Company’s securities;

(ii) cause to be furnished to any purchaser of the Conversion Shares and to the broker-dealer, if any, through whom Conversion Shares may be offered, a copy of the final prospectus relating to such Registration Statement; and

(iii) not bid for or purchase any securities of the Company or any rights to acquire the Company’s securities, or attempt to induce any person to purchase any of the Company’s securities or any rights to acquire the Company’s securities, in each case, other than as permitted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(o) Information for Use in Registration Statement. Each Investor covenants to the Company that such Investor will complete the information requested by the Selling Investor’s Questionnaire attached as Exhibit A hereto (the “Questionnaire”), and further covenants to the Company that all information provided by such Investor in the Questionnaire will be true, accurate and complete as of the date provided. Each Investor understands that the written information in the Questionnaire and all written representations made in this Agreement are being provided to the Company specifically for use in, or in connection with, the Registration Statement and the prospectus contained therein, and has executed this Agreement with such knowledge.

(p) Indemnification of Investor. Subject to the provisions of this Section 11(p), the Company will indemnify and hold the Investor and its directors, officers, shareholders, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against Investor, at, its respective Affiliates, by any stockholder of the Company who is not an Affiliate of such investor, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a breach of such Investor’s representation, warranties or covenants tinder this Agreement or any agreements or understandings such Investor may have with any such stockholder or any violations by the Investor of state of federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by a Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement. Notwithstanding the foregoing, in the event and to the extent that any such action is based on claims under any Registration Statement, Sections 11(k), (l) and (m) shall control.

12. Miscellaneous.

(a) Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be deemed to be as of such earlier date) and shall survive the execution and delivery of this Agreement.

(b) No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

(c) Amendments, Waivers and Consents. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company shall obtain consent thereto in writing from a majority in interest of all of the Investors. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding anything to the contrary contained herein (x) no amendment, consent or waiver shall be effective to reduce the unanimous consent required above and (y) any amendment, consent or waiver shall apply to all the Investors and shall not discriminate against any particular Investor or Investors.

(d) Addresses for Notices. All notices, requests, demands and other communications provided for hereunder or under any Transaction Document shall be in writing (including telegraphic and facsimile communications with confirmation of receipt) and mailed, telegraphed or delivered to each applicable party at the address set forth on the signature page hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section. If to any other holder of capital stock of the Company: at such holder’s address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at the addresses set forth on the signature page hereto or at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this Section. If to the Company: at the address set forth on page 1 hereof, or at such other address as shall be designated by the Company in a written notice to the other parties complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid; electronic facsimile transmission; express overnight courier service; or registered or certified mail, return receipt requested) or telegraphed, and shall be considered to be delivered three (3) days after dispatch or upon receipt.

(e) Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Investors and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of all of the Securities.

(f) Prior Agreements. This Agreement, the Transaction Documents or other agreements executed and delivered herewith constitute the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

(g) Severability. The provisions of this Agreement and the terms of the Securities are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement or the terms of the Securities shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the terms of the Securities, but this Agreement and the terms of the Securities shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

(h) Confidentiality. Each Investor agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement, or pursuant to visitation or inspection rights previously granted to any Investor, unless such information is known, or until such information becomes known, to the public; provided, however, that a Investor may disclose such information (i) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any of the Securities from such Investor as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, (iii) to any affiliate or partner of such Investor and (iv) as required by applicable law.

(i) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(j) Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(k) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

(l) Further Assurances. From and after the date of this Agreement, upon the request of any Investor or the Company, the Company and the Investors shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Transaction Documents.

(m) Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

(o) Expenses. The parties hereto shall pay their own costs and expenses in connection with the sale of the Securities pursuant to this Agreement.

(p) Follow-On Rights.

(i) Upon the completion of this Offering, with a full round of investment of $10,000,000, the Investors in this Offering, together with the investors who participated in the Company’s offering of Series E Preferred Stock and Warrants (the “Series E Offering”) as described initially in the Company’s current report on Form 8-K filed on January 18, 2006, will have the right for 15 months after the final closing of this Offering, to invest, in the aggregate (together with any investors in such Series E offering), an additional $10,000,000 in Common Stock of the Company, at $2.00 per share of Common Stock (as adjusted for stock splits, reverse splits, and stock dividends) or a 20% discount to the prior 30 day trading period, whichever is lower; provided that the price per share shall not be less than $1.25. The aggregate amount which may be invested pursuant to this follow-on right will be equivalent to the aggregate amount invested by the Investor in this Offering or in the Series E Offering. Such right shall be exercised in writing by each Investor, with such Investor making such representations and warranties as reasonably required by the Company. Such writing must be accompanied by certified funds or wire transfer in the amount of the subsequent investment. Each Investor’s right shall be his, her or its pro rata amount of the initial offering. In the event the Company is acquired or merges into another entity in a transaction(s) where the shareholders of the Company do not control the Company after the transaction(s) this right will terminate. The rights under this section 12(p) will terminate or expire as the case may be, without notice or penalty.

(ii) Once the Company has raised a total of $5,000,000 in this Offering and the Series E Offering, the Investors will be able to invest up to 50% of the amount which they may invest pursuant to this follow-on right; subsequent to the completion of the full round of $10,000,000 the Investors may invest the remainder of the amount which they may invest pursuant to this follow-on right.

(iii) Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Investor upon any exercise of this follow-on right (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Investor and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Investor’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of required documents hereunder will constitute a representation by the Investor that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of shares of Common Stock pursuant to this follow-on right is permitted under this Section 12(p)(iii). By written notice to the Company, the Investor may waive the provisions of this Section but any such waiver will not be effective until the 61st day after such notice is delivered to the Company. This Section 12(p)(iii) shall not restrict the number of shares of Common Stock which the Investor may receive or beneficially own in order to determine the amount of securities or other consideration that such Investor may receive in the event of a merger or other business combination or reclassification involving the Company.

13. Additional Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

“Agreement” means this Subscription Agreement.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Company Reports” means all of the Company’s registration statements, prospectuses, reports, financial statements and documents (including all exhibits and amendments thereto) as filed by the Company with the SEC.

“Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“SEC” means the Securities and Exchange Commission

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Transaction Documents” means this Agreement and the Warrants.

* * * * *

[The remainder of this page is blank; the Signature Pages follow.]Appendix A —
Signature Pages

First Execution Copy

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this       day of      , 2006.

__________________________	Address: ________________________
Signature of Investor	—
Vision Opportunity Master Fund, Ltd. Name of Investor —	Telephone: _________________
______________________________________	Facsimile: _________________
Print Title of individual signing on behalf of an	Email: ____________________
entity, if applicable
Investor’s Social Security or Federal Tax Identification Number: ___________________
Co-owner’s
_____________________________	Address: ________________________
Signature of Co-owner, if applicable	—
Co-Owner’s
Telephone: _________________
Co-Owners Social Security or Federal Tax	Facsimile: _________________
Identification Number: ___________________	Email: ____________________
If Joint Ownership, check one (all parties	If Investor is an entity, complete:
must sign above):	—
( ) Joint Tenants with Right of Survivorship	Legal Form of Entity
( ) Tenants in Common	—
( ) Community Property	Jurisdiction of Organization
If Fiduciary, check one:
( ) Trust ( ) Estate ( ) Power of Attorney ( ) Investment Adviser (with investment discretion) And identify beneficiaries:
_________________________________

Accepted and agreed as of      , 2006:

Warp Technology Holdings, Inc.

By:

Name:

Title:

CONSIDERATION TO BE DELIVERED

$     original principal amount of Notes

Amount to be Paid by Investor: $________Appendix A — Signature Pages

Second Execution Copy

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this       day of      , 2006.

__________________________	Address: ________________________
Signature of Investor	—
Vision Opportunity Master Fund, Ltd. Name of Investor —	Telephone: _________________
______________________________________	Facsimile: _________________
Print Title of individual signing on behalf of an	Email: ____________________
entity, if applicable
Investor’s Social Security or Federal Tax Identification Number: ___________________
Co-owner’s
_____________________________	Address: ________________________
Signature of Co-owner, if applicable	—
Co-Owner’s
Telephone: _________________
Co-Owners Social Security or Federal Tax	Facsimile: _________________
Identification Number: ___________________	Email: ____________________
If Joint Ownership, check one (all parties	If Investor is an entity, complete:
must sign above):	—
( ) Joint Tenants with Right of Survivorship	Legal Form of Entity
( ) Tenants in Common	—
( ) Community Property	Jurisdiction of Organization
If Fiduciary, check one:
( ) Trust ( ) Estate ( ) Power of Attorney ( ) Investment Adviser (with investment discretion) And identify beneficiaries:
_________________________________

Accepted and agreed as of January 27, 2006:

Warp Technology Holdings, Inc.

By:

Name:

Title:

CONSIDERATION TO BE DELIVERED

$     original principal amount of Notes

Amount to be Paid by Investor: $

Appendix B – Accredited Investor Certificate

The undersigned Investor hereby certifies that he is an Accredited Investor as that term is defined in Regulation D adopted pursuant to the Securities Act of 1933 (the “Act”). The specific category(s) of Accredited Investor applicable to the undersigned is checked below.

a. b. c. d. e.	an individual whose individual net worth, or joint net worth with that individual’s spouse, exceeds $1,000,000
(including the value of homes, home furnishings and personal automobiles);
an individual who had an individual income in excess of $200,000 in 2004 and 2005 or joint income with that person’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in 2006. For purposes of this offering, individual income shall equal adjusted gross income, as reported in the Investor’s federal income tax return, less any income attributable to a spouse or to property owned by the spouse, and as may be further adjusted in accordance with the rules, regulations, and releases of the SEC;
a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section
2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

f. g.	an individual who is a director or executive officer of the Company; or an entity in which all of the equity owners are accredited investors as set forth above.

IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor Certificate this       day of      , 2006.

Signature of Investor

Vision Opportunity Master Fund, Ltd. Name of Investor

Print Title of individual signing on behalf of an entity, if applicable

ANNEX A

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

• ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

• block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

• purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

• an exchange distribution in accordance with the rules of the applicable exchange;

• privately negotiated transactions;

• short sales;

• through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

• broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

• a combination of any such methods of sale; and

• any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

EXHIBIT A

WARP TECHNOLOGY HOLDINGS, INC.

SELLING INVESTOR’S QUESTIONNAIRE AND COVENANT

[To be completed and executed prior to the filing of the Registration Statement.]

In connection with the WARP Technology Holdings, Inc. (the “Company”) Registration on Form SB-2 (the “Registration Statement”)to be filed on or about      , 2006 with the Securities and Exchange Commission (the “SEC”) registering certain shares (the “Shares”) of the Company’s Common Stock that (i) have been issued pursuant to the Subscription Agreement and (ii) are issuable on exercise of certain Warrants to purchase shares of Common Stock, the undersigned represents, warrants and covenants as follows:

1. As of the date hereof, the undersigned beneficially owns the number of shares of the Company’s Common Stock set forth opposite his, her or its name on Exhibit A attached hereto.

2. The persons listed on Exhibit A represent all of the individuals who exercise voting or dispositive power over the Shares to be included pursuant to the Registration Statement.

3. The undersigned hereby represents that it understands that, pursuant to Interpretation A.65 in the SEC Division of Corporation Finance, Manual of Publicly Available Telephone Interpretations dated July 1997, a copy of which is attached as Exhibit B hereto, the undersigned may not make any short sale of the Shares prior to the effectiveness of the Registration Statement.

4. The undersigned has not had a material relationship with the Company or any of its predecessors or affiliates within the last three years.

The term “material relationship” has not been defined by the SEC. However, the SEC has indicated that it will probably construe as a “material relationship” any relationship which tends to prevent arms length bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise. It seems prudent, therefore, to consider that the undersigned would have such a relationship, for example, with any organization of which the undersigned is an officer, director, trustee or partner or in which the undersigned owns, directly or indirectly, 10% or more of the outstanding voting stock, or in which the undersigned has some other substantial interest, and with any person or organization with whom the undersigned has, or with whom any relative or spouse (or any other person or organization as to which the undersigned has any of the foregoing other relationships) has, a contractual relationship.

Exceptions:

5. The undersigned hereby covenants to the Company that, during the period in which the Registration Statement is effective, the undersigned will:

(a) not engage in any stabilization activity in connection with any of the Company’s securities;

(b) cause to be furnished to any purchaser of the Shares and to the broker-dealer, if any, through which the Shares may be offered, a copy of the final prospectus contained in the Registration Statement;

(c) not bid for or purchase any securities of the Company or any rights to acquire the Company’s securities, or attempt to induce any person to purchase any of the Company’s securities or any rights to acquire the Company’s securities other than as permitted under the Securities Exchange Act of 1934;

(d) not effect any sale or distribution of the Shares until after the prospectus has been appropriately amended or supplemented, if required; and

(e) effect all sales, distributions or gifts of shares in accordance with the plan of distribution described in the section of the Registration Statement entitled “Plan of Distribution,” a draft of which has been provided as Annex A to the Investors’ Agreement.

6. The undersigned acknowledges that the information set forth in this questionnaire will be used by the Company in connection with the registration of the Shares, and is true, accurate and complete.

IN WITNESS WHEREOF, the undersigned declares that the above information is true, accurate and complete.

NAME OF INVESTOR:

(PRINT OR TYPE)

Dated:	By:

(signature)

Name:

Title:

(if applicable)EXHIBIT A

1.	Shares of WARP Technology Holdings, Inc. stock beneficially owned as of the date hereof (please complete):

Shares Preferred Stock: .

Shares of Common Stock issuable on conversion of Preferred Stock:      .

Shares of Common Stock:

Shares of Common Stock issuable on exercise of all Warrants:		.

Other WARP Technology shares held:	.

Other warrants or options to purchase shares of WARP Technology stock that are exercisable within 60 days after the estimated filing date:      .

2.	If the shares are held by an entity, you must list the natural person who holds sole voting and dispositive power over the shares held (or if more than one natural person shares voting and dispositive power, you must list all of the natural persons who share voting and dispositive power over the shares). So, for example, a disclosure may read as follows:

“The shares held on behalf of [selling Investor] are managed by its managing member, XYZ Corp., LLC. The [officers][managing directors] of XYZ Corp., LLC, who share voting and dispositive power over the shares, are John Brown and Harry Smith.”

Name of natural person(s) with voting and dispositive power over the shares:

The undersigned agrees with the information set forth on this Exhibit A and acknowledges that such information will be used in connection with the registration of the shares.

Name of Selling Investor:

Print Name:

By (signature):

Title:

Date:

EXHIBIT B

Interpretation A.65 from the Securities and Exchange Commission, Division of Corporation Finance, Manual of Publicly Available Telephone Interpretations dated July 1997:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”